EXHIBIT 23.2
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 26, 2000 included in ON Technology Corporation's annual report on Form 10-K for the year ended December 31, 1999.




                                           ARTHUR ANDERSEN LLP

                                           /s/ ARTHUR ANDERSEN LLP
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Boston, Massachusetts
April 25, 2000